UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2008

JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)
Delaware	0-14112	43-1128385
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (417) 235-6652

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)  On November 13, 2008, the Board of Directors amended Section 2.11 (A) and (B) of the Jack Henry & Associates, Inc. Bylaws, providing certain clarifications and minor changes in the rules regarding notice of stockholder business and nominations. These changes clarify that the provisions set forth the exclusive process for making nominations and setting other business items on the agenda for meetings of the stockholders. The changes also clarify the relevant time periods for notice to the corporation.

The specific changes to Sections 2.11 (A) and (B) are marked showing all additions and deletions in the Restated and Amended Bylaws attached hereto as Exhibit 3.2.2.

Item 9.01     Financial Statements and Exhibits
(d)	Exhibits

3.2.2 Amended and Restated Bylaws, as amended November 13, 2008.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date: November 19, 2008	By: /s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer